UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 15, 2013

First Level Entertainment Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	333-170016	90-0599877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7076 Spyglass Avenue Parkland Florida 33076
(Address of principal executive offices)

Registrant’s telephone number, including area code:  954-599-3672

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(1)   On August 13, 2013, the PCAOB revoked the registration of the Registrant’s principal independent accountant, Lake & Associates, CPA’s LLC, whose address is 1905 Wright Blvd., Schaumburg, IL 60193 (“Lake”), due to Lake’s violations of PCAOB rules and auditing standards in auditing the financial statements and PCAOB rules and quality control standards with respect to four of Lake’s clients; the Registrant was not one of the clients for which Lake was sanctioned. Following the revocation, on August 13, 2013 the Registrant received confirmation from Lake that it had resigned as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending August 31, 2013.

Except as noted in the paragraph immediately below, the reports of Lake for the fiscal years ended August 31, 2012 and August 31, 2011, did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The report of Lake on our financial statements for the fiscal year ended August 31, 2012 and 2011, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of the fact that we had suffered significant operating losses.

During the fiscal years ended August 31, 2012 and 2011, and the subsequent interim period up to and including the date of the resignation of Lake, there have been no disagreements with Lake on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lake would have caused them to make reference thereto in their report on the financial statements for such periods. Furthermore, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the registrant’s two most recent fiscal years and the subsequent interim period up to and including the date of the resignation of Lake.

On August 29, 2013, the Registrant provided a draft copy of this report on Form 8-K to Lake, requesting their comments on the information contained therein.  The responsive letter from Lake is filed as an exhibit to this current report on Form 8-K.

(b)         Engagement of New Independent Registered Public Accounting Firm.

We are in the process of selecting new auditors to audit the year end August 31, 2013 and re-audit the prior period.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibit 16.1 - Responsive Letter from Lake & Associates, CPA’s LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Level Entertainment Group, Inc.

September 4, 2013	By:	/s/ Steve Adelstein
Steve Adelstein
Chief Executive Officer